                             Stanley Strategist Fund
                          Item 77(O) 10F-3 Transactions
                        February 1, 2008 - July 31, 2008

                                                                        Amount of        % of     % of
                                           Offering       Total           Shares       Offering   Funds
  Security      Purchase/      Size of     Price of     Amount of       Purchased      Purchased   Total                 Purchased
  Purchased     Trade Date    Offering      Shares       Offering        By Fund        By Fund   Assets    Brokers        From
  ----------   -----------    --------     --------     ---------       ---------      ---------  ------  ----------
   United       02/04/08         -        $99.909000  $1,100,000,000.00  230,000         0.02%     0.14%    Banc of     Citigroup
Health Group                                                                                                America
 Inc. 6.00%                                                                                               Securities
due 2/15/2018                                                                                             LLC, Citi,
                                                                                                           JPMorgan,
                                                                                                           Deutsche
                                                                                                             Bank
                                                                                                          Securities,
                                                                                                         Bear Stearns
                                                                                                          & Co. Inc.,
                                                                                                         Loop Capital
                                                                                                           Markets,
                                                                                                             LLC,
                                                                                                           Goldman,
                                                                                                         Sachs & Co.,
                                                                                                            Merrill
                                                                                                         Lynch & Co.,
                                                                                                            Morgan
                                                                                                           Stanley,
                                                                                                            Lehman
                                                                                                           Brothers,
                                                                                                         The Williams
                                                                                                            Capital
                                                                                                          Group, L.P.

   Hewlett       02/25/08         -       $99.932000  $750,000,000.00    120,000         0.01%     0.07%    Banc of       Banc of
 Packard Co.                                                                                                America       America
  5.50% due                                                                                                Securities   Securities
  3/1/2018                                                                                                 LLC, HSBC,
                                                                                                           JPMorgan,
                                                                                                             Lehman
                                                                                                         Brothers, BNP
                                                                                                            PARIBAS,
                                                                                                             Morgan
                                                                                                            Stanley,
                                                                                                             Credit
                                                                                                          Suisse, RBS
                                                                                                           Greenwich
                                                                                                            Capital,
                                                                                                         Deutsche Bank
                                                                                                          Securities,
                                                                                                            SOCIETE
                                                                                                           GENERALE,
                                                                                                             Lehman
                                                                                                            Brothers

 Biogen IDEC     02/28/08         -       $99.184000  $550,000,000,00   305,000.00       0.05%     0.19%    Goldman,      Merrill
 Inc. 6.875%                                                                                              Sachs & Co.,  Lynch & Co.
due 3/1/2018                                                                                                Banc of
                                                                                                            America
                                                                                                           Securities
                                                                                                           LLC, Citi,
                                                                                                           JPMorgan,
                                                                                                             Lehman
                                                                                                           Brothers,
                                                                                                             Merrill
                                                                                                           Lynch & Co.,
                                                                                                             Morgan
                                                                                                          Stanley, UBS
                                                                                                           Investment
                                                                                                              Bank

Oracle Corp.    04/01/08         -         $99.953    $2,500,000,000.00 390,000.00       0.01%     0.25%     Citi,      Citigroup
  5.75% due                                                                                               Mitsubishi
  4/15/2018                                                                                                   UFJ
                                                                                                          Securities,
                                                                                                            Banc of
                                                                                                            America
                                                                                                          Securities
                                                                                                           LLC, BMO
                                                                                                            Capital
                                                                                                           Markets,
                                                                                                             HSBC,
                                                                                                            Merrill
                                                                                                         Lynch & CO.,
                                                                                                            Credit
                                                                                                          Suisse, BNP
                                                                                                         PARIBAS, RBC
                                                                                                            Capital
                                                                                                         Markets, RBS
                                                                                                           Greenwich
                                                                                                           Capital,
                                                                                                           SCOCIETE
                                                                                                           GENERALE,
                                                                                                          UCI Capital
                                                                                                           Markets,
                                                                                                            Morgan
                                                                                                           Stanley,
                                                                                                            Mizuho
                                                                                                          Securities
                                                                                                           USA Inc.,
                                                                                                           Wachovia
                                                                                                          Securities,
                                                                                                          Wells Fargo
                                                                                                          Securities,
                                                                                                          BNY Capital
                                                                                                           Markets,
                                                                                                         Inc., Lehman
                                                                                                           Brothers

  Wal-Mart      04/08/08         -        $99.759000  $1,000,000,000.00 410,000.00       0.04%    26.00%  Cit, Credit Goldman Sachs
 Stores Inc.                                                                                                Suisse,
 Note 4.250%                                                                                               Goldman,
due 4/15/2013                                                                                            Sachs & Co.,
                                                                                                              RBS
                                                                                                           Greenwich
                                                                                                           Capital,
                                                                                                            Bank of
                                                                                                            America
                                                                                                          Securities
                                                                                                           LLC, BBVA
                                                                                                          Securities,
                                                                                                           Deutsche
                                                                                                             Bank

                                                                                                          Securities,
                                                                                                         HSBC, Lehman
                                                                                                           Brothers,
                                                                                                            Mizuho
                                                                                                          Securities
                                                                                                           USA Inc.,
                                                                                                           Santander
                                                                                                          Investment,
                                                                                                              TD
                                                                                                          Securities,
                                                                                                           Barclays
                                                                                                         Capital, BNP
                                                                                                           PARIBAS,
                                                                                                           Dresdner
                                                                                                          Kleinwort,
                                                                                                           JPMorgan,
                                                                                                          Mitsubishi
                                                                                                              UFJ
                                                                                                          Securities,
                                                                                                            Morgan
                                                                                                           Stanley,
                                                                                                           Standard
                                                                                                           Chartered
                                                                                                           Bank, UBS
                                                                                                          Investment
                                                                                                             Bank,
                                                                                                           Wachovia
                                                                                                          Securities

  Dell Inc.     04/14/08         -         $99.736    $5000,000,000.00  250,000.00       0.05%    16.00%   Barclays     JPMorgan
 5.650% due                                                                                                Capital,    Securities
  4/14/2018                                                                                                 Goldman
                                                                                                         Sachs & Co.,
                                                                                                           JPMorgan
                                                                                                          Securities,
                                                                                                            Banc of
                                                                                                            America
                                                                                                          Securities
                                                                                                             LLC,
                                                                                                           Citigroup
                                                                                                            Global
                                                                                                            Markets
                                                                                                             Inc.,
                                                                                                           Deutsche
                                                                                                             Bank
                                                                                                          Securities
                                                                                                          Inc., HSBC
                                                                                                          Securities,
                                                                                                            Mizuho
                                                                                                          Securities
                                                                                                           USA Inc.,
                                                                                                            Morgan
                                                                                                         Stanley, UBS
                                                                                                          Securities
                                                                                                              LLC

 XTO Energy     04/15/08         -        $99.539000  $800,000,000.00   345,000.00       0.04%     0.22%    Lehman       Lehman
 Inc. 5.500%                                                                                               Brothers,    Brothers
due 6/15/2018                                                                                               Banc of
                                                                                                            America
                                                                                                          Securities
                                                                                                           LLC, BNP
                                                                                                           PARIBAS,
                                                                                                            Credit
                                                                                                            Suisse,
                                                                                                           Deutsche
                                                                                                             Bank
                                                                                                          Securities,
                                                                                                           Goldman,
                                                                                                         Sachs & Co.,

                                                                                                           Jefferies
                                                                                                           Company,
                                                                                                           JPMorgan,
                                                                                                            Morgan
                                                                                                         Stanley, RBS
                                                                                                           Greenwich
                                                                                                           Capital,
                                                                                                             Citi,
                                                                                                            Merrill
                                                                                                         Lynch & Co.,
                                                                                                             BBVA
                                                                                                          Securities,
                                                                                                          BMO Capital
                                                                                                         Markets, BNY
                                                                                                            Capital
                                                                                                           Markets,
                                                                                                           Comerica
                                                                                                          Securities,
                                                                                                            Fortis
                                                                                                          Securities
                                                                                                          LLC, Lazard
                                                                                                            Capital
                                                                                                           Markets,
                                                                                                            Natixis
                                                                                                         Bleichroeder
                                                                                                          Inc., Piper
                                                                                                           Jaffray,
                                                                                                          Wells Fargo
                                                                                                          Securities,
                                                                                                           SunTrust
                                                                                                           Robinson
                                                                                                           Humphrey,
                                                                                                              UBS
                                                                                                          Investment
                                                                                                             Bank,
                                                                                                           Wachovia
                                                                                                          Securities

   General       04/16/08         -       $99.733000  $4,000,000,000.00 1,780,000.00     0.04%     2.02%    Banc of       Lehman
  Electric                                                                                                  America      Brothers
   Capital                                                                                                 Securities
 Corp. Note                                                                                              LLC, Goldman,
 5.625% due                                                                                               Sachs & Co.,
  5/1/2018                                                                                                   Lehman
                                                                                                            Brothers
                                                                                                          Inc., Morgan
                                                                                                         Stanley & Co.
                                                                                                         Incorporated,
                                                                                                           Castle Oak
                                                                                                          Securities,
                                                                                                             L.P.,
                                                                                                            Blaylock
                                                                                                          Robert Van,
                                                                                                          LLC, Samuel
                                                                                                          A. Ramirez &
                                                                                                           Co., Inc.,
                                                                                                            Utendahl
                                                                                                            Capital
                                                                                                          Group, LLC,
                                                                                                          The Williams
                                                                                                            Capital
                                                                                                          Group, L.P.

 Dr. Pepper     04/25/08         -         $99.985    $1,200,000,000.00  145,000         0.01%     0.09%    Banc of     JPMorgan
   Snapple                                                                                                  America    Securities
 Group Inc.                                                                                               Securities
 Note 6.820%                                                                                             LLC, Goldman
due 5/1/2018                                                                                             Sachs & Co.,
                                                                                                           JPMorgan
                                                                                                          Securities,
                                                                                                            Morgan
                                                                                                         Stanley, UBS
                                                                                                          Securities
                                                                                                           LLC, BNP
                                                                                                           Paribas,
                                                                                                          Mitsubishi
                                                                                                              UFJ
                                                                                                          Securities
                                                                                                           Internat,
                                                                                                            Scotia
                                                                                                            Capital
                                                                                                             Inc.,
                                                                                                           SunTrust
                                                                                                           Robinson
                                                                                                         Humphrey, TD
                                                                                                          Securities,
                                                                                                           Wachovia
                                                                                                          Securities
                                                                                                             Inc.

Bristol-Meyers  04/28/08         -        $99.825000  $600,000,000.00  $205,000.00       0.03%     0.13%    Banc of     JPMorgan
 Squibb CO.                                                                                                 America    Securities
 5.450% due                                                                                               Securities
  5/1/2018                                                                                                   LLC,
                                                                                                           JPMorgan,
                                                                                                             Citi,
                                                                                                           Goldman,
                                                                                                         Sachs & Co.,
                                                                                                              RBS
                                                                                                           Greenwich
                                                                                                           Capital,
                                                                                                            Morgan
                                                                                                         Stanley, UBS
                                                                                                          Investment
                                                                                                             Bank

   Israel       05/01/08    $99.831000        -      $1,000,000,000.00 355,000.00        0.03%     0.22%     Citi,        Lehman
  Electric                                                                                                 JPMorgan,     Brothers
  Corp. Ltd                                                                                              Merrill Lynch
 Note 7.250%                                                                                             & Co., Lehman
due 1/15/2019                                                                                              Brothers,
                                                                                                        Morgan Stanley

Comcast Corp    05/02/08        -        $99.97600   $1,000,000,000.00 455,000.00       0.04%     0.28%     Citi,     Deutsche Bank
 Note 5.700%                                                                                            Deutsche Bank
due 5/15/2018                                                                                            Securities,
                                                                                                           Merrill
                                                                                                          Lynch & Co.,
                                                                                                              UBS
                                                                                                          Investment
                                                                                                        Bank, Banc of
                                                                                                           America
                                                                                                          Securities
                                                                                                          LLC, Daiwa
                                                                                                          Securities
                                                                                                        America Inc.,

                                                                                                          Mitsubishi
                                                                                                             UFJ
                                                                                                         Securities,
                                                                                                            Lehman
                                                                                                         Brothers TSB
                                                                                                          Corporate
                                                                                                           Markets,
                                                                                                          Blaylock &
                                                                                                           Company,
                                                                                                        Inc., Ramirez
                                                                                                         & Co., Inc.,
                                                                                                           Cabrera
                                                                                                           Capital
                                                                                                        Markets, LLC,
                                                                                                        Merrill Lynch
                                                                                                          & Co., UBS
                                                                                                          Investment
                                                                                                            Bank,
                                                                                                           Barclays
                                                                                                           Cpaital,
                                                                                                           Goldman,
                                                                                                         Sachs & Co.,
                                                                                                            Morgan
                                                                                                           Stanley,
                                                                                                           Wachovia
                                                                                                         Securities,
                                                                                                            Mizuho
                                                                                                          Securities
                                                                                                        USA inc., BNY
                                                                                                            Mellon
                                                                                                           Capital
                                                                                                        Markets, LLC,
                                                                                                           Guzman &
                                                                                                        Company, M.R.
                                                                                                            Beal &
                                                                                                         Company, BNP
                                                                                                           PARIBAS,
                                                                                                        JPMorgan, The
                                                                                                        Royal Bank of
                                                                                                        Scotland, Sun
                                                                                                            Trust
                                                                                                           Robinson
                                                                                                          Humphrey,
                                                                                                            Piper
                                                                                                        Jaffray, Loop
                                                                                                           Capital
                                                                                                        Markets, LLC,
                                                                                                         The Williams
                                                                                                           Capital
                                                                                                         Group, L.P.,
                                                                                                           Siebert
                                                                                                           Capital
                                                                                                           Markets

  AT&T In.      05/08/08        -        $99.916000  $1,000,000,000.00   60,000         0.00%     0.04%    Banc of    Deutsche Bank
 Note 5.600%                                                                                               America
due 5/15/2018                                                                                             Securities
                                                                                                        LLC, Deutsche
                                                                                                         Bank, Morgan
                                                                                                         Stanley, UBS
                                                                                                          Investment
                                                                                                          Bank, RBS

                                                                                                          Greenwich
                                                                                                           Capital,
                                                                                                          Barclays,
                                                                                                           Blaylock
                                                                                                         Robert Van,
                                                                                                         LLC, Cabrera
                                                                                                           Capital
                                                                                                        Markets, LLC,
                                                                                                           Siebert
                                                                                                           Capital
                                                                                                           Markets,
                                                                                                           Utendahl
                                                                                                           Capital
                                                                                                        Markets, L.P.

    Korea       05/08/08        -        $99.637000  $300,000,000.00     160,000        0.05%     0.10%  Citi, HSBC,      HSBC
  Railroad                                                                                              Morgan Stanley Securities
 Corp. Note
 5.375% due
  5/15/2013

   Parker       05/13/08        -        $99.765000  $450,000,000.00     205,000        0.13%     0.05%    Banc of       Banc of
  Hannifin                                                                                                 America,      America
  Corp Note                                                                                             Goldman Sachs
 5.500% due                                                                                             & Co., Morgan
  5/15/2018                                                                                                Stanley,
                                                                                                           KeyBanc
                                                                                                           Capital
                                                                                                           Markets,
                                                                                                            Mizuho
                                                                                                          Securities
                                                                                                          USA Inc.,
                                                                                                            Wells
                                                                                                            Fargo
                                                                                                         Securities,
                                                                                                           Barclays
                                                                                                         Capital, BNY
                                                                                                            Mellon
                                                                                                           Capital
                                                                                                        Markets, LLC,
                                                                                                            Lazard
                                                                                                           Capital
                                                                                                           Markets

   Harley-      05/15/08        -        $99.805000  $1,000,000,000.00   240,000        0.02%     0.15%   Citigroup     Citigroup
  Davidson                                                                                                  Global
   Funding                                                                                                 Markets,
 Corp. Note                                                                                                 Morgan
 6.800% due                                                                                             Stanley & Co.
  6/15/2018                                                                                                 Inc.,
                                                                                                          Greenwich
                                                                                                           Capital
                                                                                                           Markets,
                                                                                                        JPMorgan, BNP
                                                                                                           Paribas
                                                                                                          Securities
                                                                                                            Corp.,
                                                                                                        Deutsche Bank
                                                                                                          Securities
                                                                                                            Inc.,

                                                                                                           Wachovia
                                                                                                           Capital
                                                                                                           Markets

  HBOS PLC      05/15/08        -        $99.584000  $2,000,000,000.00   385,000        0.01%     0.24%    Goldman,   Goldman Sachs
 Note 6.750%                                                                                             Sachs & Co.,
due 5/21/2018                                                                                               Morgan
                                                                                                           Stanley,
                                                                                                            Lehman
                                                                                                           Brothers

  Starwood      05/16/08        -         $100.000   $400,000,000.00     180,000        0.04%     0.11%    Banc of       Banc of
  Hotels &                                                                                               America LLC,    America
   Resorts                                                                                                JPMorgan,
 World Note                                                                                                 Morgan
 6.750% due                                                                                            Stanley,Merrill
  5/15/2018                                                                                              Lynch & Co.

 Time Warner    06/16/08        -         $99.917    $2,000,000,000      240,000        0.01%     0.15%    Banc of       Banc of
 Cable Inc.                                                                                                America       America
 Note 6.750%                                                                                              Securities
due 7/1/2018                                                                                               LLC, BNP
                                                                                                           PARIBAS,
                                                                                                            Morgan
                                                                                                         Stanley, RBS
                                                                                                          Greenwich
                                                                                                           Capital,
                                                                                                           Wachovia
                                                                                                         Securities,
                                                                                                           Barclays
                                                                                                           Capital,
                                                                                                         Citi, Daiwa
                                                                                                          Securities
                                                                                                        America Inc.,
                                                                                                           Goldman,
                                                                                                         Sachs & Co.,
                                                                                                            Mizuho
                                                                                                          Securities
                                                                                                          USA Inc.,
                                                                                                            Fortis
                                                                                                          Securities
                                                                                                             LLC.
                                                                                                         Mitsubishi,
                                                                                                             UFJ
                                                                                                         Securities,
                                                                                                             UBS
                                                                                                          Investment
                                                                                                            Bank,
                                                                                                        Deutsche Bank
                                                                                                         Securities,
                                                                                                            Lehman
                                                                                                          Brothers,
                                                                                                           Blayleck
                                                                                                         Robert Van,
                                                                                                         LLC, Cabrera
                                                                                                           Capital
                                                                                                        Markets, LLC,
                                                                                                         The Williams
                                                                                                           Capital
                                                                                                         Group, L.P.

  Rio Tinto     06/24/08        -         $99.131    $1,750,000,000.00   305,000        0.01%     0.20% Deutsche Bank    JPMorgan
 Finance USA                                                                                             Securities,    Securities
  LTD Note                                                                                                JPMorgan,
 6.500% due                                                                                                 Morgan
  7/15/2018                                                                                                Stanley,
                                                                                                            Credit
                                                                                                         Suisse, RBS
                                                                                                          Greenwich
                                                                                                           Capital,
                                                                                                           SOCIETE
                                                                                                        GENERALE, ANZ
                                                                                                         Securities,
                                                                                                         Banco Bilbao
                                                                                                           Vizcaya
                                                                                                         Argentaria,
                                                                                                        S.A., CALYON,
                                                                                                            Daiwa
                                                                                                          Securities
                                                                                                        America Inc.,
                                                                                                          Mitsubishi
                                                                                                             UFJ
                                                                                                          Securities
                                                                                                        International
                                                                                                         plc, Mizuho
                                                                                                        International
                                                                                                             plc

    Tyco        07/29/08         -         $99.970    $300,000,000.00    575,000         0.19%     0.36%   Goldman,    UBS Warburg
 Electronics                                                                                             Sachs & Co.,
  Group SA                                                                                                  Banc of
Noted 5.950%                                                                                                America
     due                                                                                                  Securities
 01/15/2014                                                                                               LLC, Citi,
                                                                                                           Deutsche
                                                                                                             Bank
                                                                                                          securities,
                                                                                                            Morgan
                                                                                                         Stanley, UBS
                                                                                                          Investment
                                                                                                             Bank,
                                                                                                           Barclays
                                                                                                         Capital, BNP
                                                                                                           PARIBAS,
                                                                                                           JPMorgan,
                                                                                                            Lehman
                                                                                                           Brothers

Walgreen Co.    07/14/08        -         $99.610    $1,300,000,000.00   145,000        0.01%     0.09%    Banc of      JPMorgan
Noted 4.875%                                                                                               America     Securities
     due                                                                                                  Securities
 08/01/2013                                                                                                  LLC,
                                                                                                          JPMorgan,
                                                                                                           Goldman,
                                                                                                         Sachs & Co.,
                                                                                                            Morgan
                                                                                                           Stanley,
                                                                                                            Wells
                                                                                                            Fargo
                                                                                                         Securities,
                                                                                                             Loop
                                                                                                           Capital
                                                                                                         Markets, LC

  Dupont El     07/23/08        -         $99.960    $1,250,000,000.00   165,000        0.01%     0.11%     Credit    Goldman Sachs
 Nemour Note                                                                                               Suisse,
  6.00% due                                                                                                Goldman,
 07/15/2018                                                                                              Sachs & Co.,
                                                                                                            Morgan
                                                                                                        Stanley, Banc
                                                                                                              of
                                                                                                            America
                                                                                                          Securities
                                                                                                             LLC,
                                                                                                          JPMorgan,
                                                                                                             ,RBS
                                                                                                          Greenwich
                                                                                                           Capital,
                                                                                                          Citi, ING
                                                                                                          Wholesale,
                                                                                                        Deutsche Bank
                                                                                                         Securities,
                                                                                                            HSBC,
                                                                                                          Mitsubishi
                                                                                                             UFJ
                                                                                                         Securities,
                                                                                                            Mizuho
                                                                                                          Securities
                                                                                                          USA Inc.,
                                                                                                        CitySantander
                                                                                                         Investment,
                                                                                                            Scotia
                                                                                                           Capital,
                                                                                                           Standard
                                                                                                          Chartered
                                                                                                          Bank, UBS
                                                                                                          Investment
                                                                                                          Bank, The
                                                                                                           Williams
                                                                                                           Capital
                                                                                                         Group, L.P.